Exhibit 10.69

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
J

2. AMENDMENT/MODIFICATION NO. 14	3. EFFECTIVE DATE 16-Dec-2008	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
CODE	M67854	CODE	S1103A

6. ISSUED BY COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010		7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA, GA 30080

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, INC. DAMON WALSH 9801 HIGHWAY 78, #1 LADSON, SC 29456			9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

		☒	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031-0007

CODE: 1EFH8	FACILITY CODE	☒	10B. DATED (SEE ITEM 13) 18-Dec-2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.	☐ is extended.	☐ is not extended.

Offer must acknowledge receipts of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PROIR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONRTRACT ORDER NO. IN ITEM 10A.

B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) Bi-lateral Agreement

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor	☐ is not,	☒ is required to sign this document and return 1 copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: simsa09812

The purpose of this modification is to order 176 CAT II Exterior Ballistic Kits (B Kits), CLIN 0136.

See Summary of Changes.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Otis Byrd, Vice President of Contracts		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CARL V. BRADSHAW / CONTRACTING OFFICER
		TEL: 703-432-4825		EMAIL: carl.bradshaw@usmc.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Otis Byrd	12/16/2008	By	/s/ Carl V. Bradshaw	17-Dec-2008
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04			STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84				Prescribed by GSA
FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $[***] from $[***] (EST) to $346,891,657.88 (EST).

At the time of this contract action agreement cannot be reached between FPII and the USG on the FPII G&A overhead rate of [***]%, based on the 7-15-08 rate analysis submitted by FPII.

FPII will submit an indirect cost rate proposal for G & A overhead rate costs to the ACO and PCO for purposes of adjusting the contract price(s) set forth herein. It is agreed that, upon receipt of the revised FPII G&A overhead rate analysis, an audit of the proposed rate will be requested from DCAA by either the ACO or PCO. Should information after award of this contract action indicate that the DCAA determined G&A overhead rate varies from the 7.2% G & A overhead rate used for this contract action, the contract price(s) herein shall be adjusted upward or downward within 30 days of such determination.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0136

The pricing detail quantity has increased by 176.00 from 4.00 to 180.00.

The total cost of this line item has increased by $[***] from $[***] to $[***].

SUBCLIN 013601

The CLIN extended description has changed from ECP Survivability Exterior Ballistic EFP Kit - CAT II. USMC, . In accordance with CDRL A006, Engineering Change Proposal. to ECP Survivability Exterior Ballistic EFP Kit - CAT II. USMC, 81 X $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal..

The cost constraint NTE has been added.

SUBCLIN 013602

The CLIN extended description has changed from ECP Survivability Exterior Ballistic EFP Kit - CAT II. In accordance with CDRL A006, Engineering Change Proposal. to ECP Survivability Exterior Ballistic EFP Kit - CAT II. Navy, 34 X [***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal..

The cost constraint NTE has been added.

SUBCLIN 013603

The CLIN extended description has changed from ECP Survivability Exterior Ballistic EFP Kit - CAT II. AIR FORCE, In accordance with CDRL A006, Engineering Change Proposal. to ECP Survivability Exterior Ballistic EFP Kit - CAT II. AIR FORCE, 25 X $[***]= $[***]. In accordance with CDRL A006, Engineering Change Proposal..

The cost constraint NTE has been added.

SUBCLIN 013604

The CLIN extended description has changed from ECP Survivability Exterior Ballistic EFP Kit - CAT II. USMC, 4 X $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal. to ECP Survivability Exterior Ballistic EFP Kit - CAT II. USMC, 40 X $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal..

The cost constraint NTE has been added.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $21,198,275.90 from $318,331,242.71 to $339,529,518.61.

SUBCLIN 013601:

AA: 17811096520 310 67854 067443 2D 6520C5 8RC8609415P5 (CIN M9545008RC860940002R) was increased by $[***] from $0.00 to $[***]

SUBCLIN 013602:

AC: 2182035MRAP 310 67854 067443 2D 2035MR 8RC0011715US (CIN M9545008RC001170002BH) was increased by $[***] from $0.00 to $[***]

SUBCLIN 013603:

AC: 2182035MRAP 310 67854 067443 2D 2035MR 8RC0011715US (CIN M9545008RC001170002BI) was increased by $[***] from $0.00 to $[***]

SUBCLIN 013604:

AC: 2182035MRAP 310 67854 067443 2D 2035MR 8RC0011715US (CIN M9545008RC001170002BJ) was increased by $[***] from $[***] to $[***]

SECTION I - CONTRACT CLAUSES

The following have been modified:

52.216-23 EXECUTION AND COMMENCEMENT OF WORK (APR 1984)

The Contractor shall indicate acceptance of this letter contract by signing one copy of the modification and returning it to the Contracting Officer not later than December 17, 2008. Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary materials.

(End of clause)

52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a)           In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $21,198,275.90 dollars.

(b)           The maximum amount for which the Government shall be liable if this contract is terminated is $21,198,275.90 dollars.

(End of clause)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)

(a)           A fixed price Indefinite Delivery/Indefinite Quantity modification is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a firm price proposal and cost or pricing data supporting its proposal.

(b)           The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and cost or pricing data).

EVENT	DATE
ECPs and ROMs received	10 & 14 October 2008
Technical Evaluations Received	6 &11 November 2008
DCAA Audits Received	31 January 2009
Negotiations Complete	21 February 2009
Post Negotiation Clearances Approved	10 March 2009
Definitize Contract Modifications Executed	30 March 2009

(c)           If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(i)            All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii)           All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii)          Any other clauses, terms, and conditions mutually agreed upon.

(2)           To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d)           The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price delivery order modification in no event to exceed $[***].

(End of clause)

(End of Summary of Changes)